UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 14, 2014

Mandalay Digital Group, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35958	22-2267658
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

2811 Cahuenga Blvd West Los Angeles, CA		90068
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (323) 472-5461

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On August 14, 2014, we issued a press release announcing the results of our operations for the first quarter of our fiscal year 2015. The text of that announcement is attached as Exhibit 99.1 and is incorporated herein by reference. On the same date, we are holding an earnings conference call, the recording of which will be available on our website. In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filings.

This Form 8-K contains statements that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on current expectations, estimates and projections about our business based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors and risks discussed from time to time in our Securities and Exchange Commission filings and reports. In addition, such statements could be affected by general industry and market conditions and growth rates, and general domestic and international economic conditions. Such forward-looking statements speak only as of the date on which they are made and we do not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this release.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Item 9.01 Financial Statements and Exhibits

99.1	Press release dated August 14, 2014, as issued by Mandalay Digital Group, Inc. announcing results of operations for the first quarter of its fiscal year 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Mandalay Digital Group, Inc.

Dated: August 14, 2014	By:	/s/ Andrew Schleimer
Andrew Schleimer
Executive Vice-President and Chief Financial
Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release dated August 14, 2014, as issued by Mandalay Digital Group, Inc. announcing results of operations for the first quarter of its fiscal year 2015.